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                                                                   EXHIBIT 10.12


                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT is made and entered into on this 2nd day of November, 1995, by and between the CITY OF ERIE by and through the ENTERPRISE DEVELOPMENT ZONE REVOLVING LOAN FUND, (hereinafter, the "Lender") and MCINNES STEEL COMPANY, with its principal place of business located at 441 East Main Street, Corry, Pennsylvania 16407 (hereinafter, the "Borrower").

         1. The Borrower desires to borrow from the Lender the sum of Three Hundred Forty-Nine Thousand Five Hundred and no/100 ($349,500.00) Dollars for use in the conduct of its business known as MCINNES ROLLED RINGS, 1533 BAST 12TH STREET, ERIE, PA 16511, A DIVISION OF MCINNES STEEL COMPANY.

         2. Lender has determined that it will lend to Borrower, a qualifying entity, the sum of Three Hundred Forty-Nine Thousand Five Hundred and no/100 ($349,500.00) Dollars.

         3. The loan of Three Hundred Forty-Nine Thousand Five Hundred and no/100 ($349,500.00) Dollars to the Borrower on the date hereof as a qualifying business concern shall be made in accordance with the terms and conditions of this Agreement, a Promissory Note (a copy of which is attached hereto as Exhibit A) (the "Note"), a Mortgage on the land and buildings located at 1533 East 12th Street, Erie, PA 16511, and in reliance upon the representations and warranties of the Borrower set forth herein.

         4. This Agreement, the Note and Mortgage (collectively the "Loan Documents") are hereby incorporated by reference.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the Lender and the Borrower agree to the following:


                                  I.  THE LOAN

         1. Subject to the terms and conditions contained in the Loan Documents and in reliance upon the representations and warranties of the Borrower set forth therein, the Lender agrees to make and the Borrower agrees to accept the Loan, the proceeds of which shall be disbursed by the Lender to the Borrower on the date of the execution of the Note and Mortgage.

         2. The principal balance of the Loan and interest thereon shall be paid by the Borrower to the Lender in the manner provided in the Note.

         3. The loan shall bear and Borrower shall pay Lender interest at the rate of three (3%) percent per annum.
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         4.      The loan, including interest established pursuant to Paragraph
3, immediately above, shall be amortized over a period of eighty-four (84) months.


                              II.  THE COLLATERAL

         1. As security for payment of the Note and all other charges associated therewith, the Borrower hereby grants to the Lender a continuing security interest in all of the machinery and equipment of McInnes Steel Company located in Erie or Corry. The security interest shall be a second lien on the machinery and equipment.

         2. As additional security for payment of the Note and all interest and other charges associated therewith, the Borrower hereby grants to the Lender a mortgage on the land and buildings located at 1533 East 12th Street, Erie, PA 16511. This mortgage lien will be junior in lien priority and distribution to liens of PNC Bank, or successor Lender, and the Pennsylvania Industrial Development Authority.

         3. The Borrower agrees to execute any and all documents that shall be necessary or desirable, from time to time, to create, perfect, continue, or maintain the security interest of the Lender in the Collateral.

         4. The Lender will have all rights with respect to the security interest in the Collateral as are provided under the Uniform Commercial Code.

         5. The Borrower shall obtain property insurance in the minimum amount of Three Hundred Forty-Nine Thousand Five Hundred and no/100 ($349,500.00) Dollars on both the personal and real property described above. The insurance policy(ies) shall identify the City of Erie as a loss payee.


                      III.  REPRESENTATIONS AND WARRANTIES

         1. As an inducement for the Lender to make the Loan, the Borrower represents and warrants to the Lender the following:

                 (a) The Borrower is a corporation duly organized and operating in accordance with the laws of the Commonwealth of Pennsylvania.

                 (b) No other persons or entities have an ownership interest in the Borrower.

                 (c) The execution, delivery and performance by the Borrower of the Loan Documents is within power of the Borrower.

                 (d) The execution, delivery and performance of the Loan Documents will not violate any provision of law, any order of any


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court or other agency or government, any provisions of any agreement, or other instrument to which the Borrower is a party or by which it or any of its assets are bound, or conflict with, result in a breach of, or constitute a default under any agreement or other instrument binding upon the Borrower, or result in the creation or imposition of any lien, charge, or encumbrance of any nature upon any of the assets of the Borrower, other than those in favor of the Lender arising out of the Loan Documents.

                 (e) The Loan Documents, when duly executed, will be valid and binding obligations of the Borrower which are fully enforceable in accordance with their terms.

                 (f) There is no action, suit, examination, review or proceeding by or before any court of law, governmental instrumentality, or agency now pending or, to the knowledge of the Borrower, threatened against the Borrower, or against any of its assets or rights, which if adversely determined, would materially impair its right to carry on business as now being conducted or contemplated or which would materially adversely affect its financial condition.

                 (g) The Borrower has filed, or caused to be filed, all federal, state and local tax returns which are required to be filed, and has paid all taxes as are shown on such returns, or in any assessment received by it, to the extent that such taxes have become due.


                 (h) The Borrower has all licenses, franchises, consents, permits, approvals and authorizations required in connection with the conduct of its business as now being conducted or contemplated; and they are in full force and effect without any modification, amendment, or revocation which would materially adversely affect the conduct of its business.

                 (i) The Borrower has no knowledge of any claim or reason to believe that it is or may be infringing on or otherwise acting adversely to the rights of any person under or in respect of any patent, trademark, service mark, trade name, copyright, license, or other similar intangible right.

                 (j) All oral and written information which has been provided by the Borrower does not contain any untrue statement of a material fact or does not omit a material fact that is necessary to make the information true and not misleading.

         2. Borrower shall make no loans to its shareholders, employees or officers until the debt created hereby is paid in full or until Lender gives its prior written approval.

         3. The representations and warranties set forth herein shall survive the execution of this Agreement, the making of the Loan and will continue in full force and effect for the entire term of this Agreement after the delivery of the Loan Documents and until the
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Loan and all remaining obligations are paid in full by the Borrower.


                           IV.  AFFIRMATIVE COVENANTS

         1. During the term of this Agreement and until repayment in full of the Loan and all remaining obligations by the Borrower, including all interest and other charges associated therewith, the Borrower agrees as follows:

                 (a) Upon the request of the Lender, the Borrower will be required to submit various financial information pertaining to the Borrower including, but not limited to, an income statement, a balance sheet and a statement of changes in financial position, all of which are prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved, which financial information the Lender may require to be certified in accordance with generally accepted accounting principles by an independent certified public accountant, selected by the Borrower and satisfactory to the Lender.

                 (b) The Borrower will maintain, with financially sound and reputable insurers, appropriate amounts of insurance to protect its properties, the Collateral and the Borrower's business against losses or damages of the kind customarily insured by corporations or businesses similarly situated to that of the Borrower including, but not limited to, adequate fire and extended coverage, insurance, business interruption insurance, necessary workers' compensation insurance, products liability insurance and such other insurance as may be reasonably required by law or as may be reasonably required in writing by the Lender; and the Lender shall be named as the insured or loss payee with respect to all of the foregoing insurance. The Borrower will, upon request, furnish to the Lender a schedule of all insurance it carries setting forth in detail the amount and type of such insurance.

                 (c) The Borrower will maintain in good condition, repair and working order, all properties used or useful in its business including, but not limited to, the Collateral.


                 (d) The Borrower will pay all debts incurred in the ordinary course of business and other obligations in accordance with normal terms or any applicable grace periods or duly contest the obligation pursuant to any applicable law or statute. The Borrower will pay all taxes, assessments and other governmental charges levied upon any of its properties or assets or in respect to its franchises, business, income or profits before it becomes delinquent or duly contest the obligation pursuant to any applicable law or statute.

                 (e) The Borrower will promptly notify the Lender in writing of any event or material adverse change in the condition,


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operations, business, financial or otherwise, of the Borrower which, if existing at the date hereof, would require qualification of the representations and warranties set forth herein.

                 (f) The Borrower will make available for inspection by the lender its books, computer software programs, records and properties when reasonably requested to do so and will promptly furnish the Lender with such information regarding its business operations and financial condition as the Lender may request, all of which shall be maintained by the Lender in confidence.


                             V.  NEGATIVE COVENANTS

         1. The Borrower agrees that during the term of this Agreement and until repayment in full of the Loan and all remaining obligations by the Borrower, including all interest and other charges associated therewith, without the prior written consent of the Lender:


                 (a) The Borrower will not, directly or indirectly, purchase, sell, lease, sublease, transfer or otherwise dispose of its properties or assets for less than full and adequate consideration.

                 (b) Except as expressly permitted herein, the Borrower will not pay any bonus or additional compensation to any related person in excess of amounts in effect as of the date of this Agreement, except any bonus or additional compensation which would not in the aggregate materially impair the financial condition of the Borrower.

                 (c) The Borrower will not undertake any merger, consolidation, liquidation, dissolution, incorporation, or change in existence, structure, or ownership.


                             VI.  EVENTS OF DEFAULT

         1. The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") under this Agreement:

                 (a) If the Borrower fails to pay any installment of interest or principal under the Note within ten (10) days after such payment becomes due;

                 (b) If any representation or warranty made herein by the Borrower or any other oral information, written statement, certificate, product report, or financial statement at any time furnished by or for the Borrower in connection herewith, proves to be false or erroneous in any material respect when made;
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                 (c)      If the Borrower fails to perform or observe any other
provision, covenant, or agreement contained in this Agreement (other than mentioned in subparagraph (a) hereof) or in the remaining Loan Documents and such failure remains unremedied for twenty (20) days after the Lender has given written notice to the Borrower to cure the same;

                 (d) If the Borrower discontinues business, or if there occurs a material adverse change in the business, properties, or the condition or operations, financial or otherwise, of the Borrower which continues unremedied for twenty (20) days after the Lender has given written notice to the Borrower;

                 (e) If the Borrower is adjudicated as bankrupt or insolvent, or ceases, is unable, or admits in writing its inability to pay its debts as they mature, or makes an appointment for the benefit of its creditors;

                 (f) If the Borrower applies for, or consents to, the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property, or any such receiver, trustee, or similar officer is appointed without the application or consent of the Borrower and such appointment continues thereafter undischarged for a period of twenty (20) days, or if the Borrower institutes, or consents to the institution of (by petition, application, answer, consent or otherwise), any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation, or similar proceeding relating to it under the laws of any jurisdiction, or if any such proceeding is instituted against the Borrower and remains thereafter unstayed or undismissed for a period of twenty (20) days; or

                 (g) Any judgment, writ, warrant of attachment or execution or similar process is issued or levied against a substantial part of the property of the Borrower and such judgment, writ or similar process is not released, vacated, or fully bonded within twenty (20) days after its issue or levy.


                          VII.  REMEDIES UPON DEFAULT

         1. If an Event of Default shall occur, the Lender shall have the following rights:

                 (a) In the event that one or more of the Events of Default set forth in Article VI, Paragraph 1, subparagraphs (a) through (d) hereof occurs and is not waived by the Lender, then, in any such event, and at any time thereafter, the Lender may, at its option, terminate the Loan Agreement and declare the unpaid principal of, and all interest and other charges, if any, then accrued on, the Note and any other liabilities hereunder, and all other indebtedness of the Borrower to the Lender immediately due and payable in full, without presentment, demand, protest, or other
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notice of any kind, all of which the Borrower hereby expressly waives.

                 (b) Upon the happening of an Event of Default referred to in Article VI, Paragraph 1, subparagraphs (e) through (g) hereof, the Note and all other obligations of the Borrower to the Lender then existing will become immediately due and payable in full, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

                 (c) The remedies in this Article are in addition to, not in limitation of, any other right, power, or remedy, either in law, in equity or otherwise, to which the Lender may be entitled. No failure or delay on the part of the Lender in exercising any right, power or remedy will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other rights the Lender may have.


                              VIII.  MISCELLANEOUS

         1. No waiver of any provision of the Loan Documents or consent to departures therefrom, is effective unless made in writing and signed by the Lender. No such consent or waiver extends beyond the particular case and purpose involved. No notice or demand given in any case constitutes a waiver of the right to take other action in the same, similar or instances without such notice or demand. No amendment of this Agreement is effective unless made in writing and signed by the Borrower and the Lender.

         2. The Borrower agrees to pay all costs and expenses in connection with the preparation, execution, delivery and administration of the Loan Documents, as well as such legal fees and expenses incurred in connection with the enforcement of the Loan Documents.

         3. The Loan Documents will be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania. Headings and titles herein are for convenience only and will not influence the construction or interpretation of the terms of this Agreement. The Borrower expressly agrees to venue and personal jurisdiction in Erie County, Pennsylvania.

         4. All written communications must be addressed to the Lender or to the Borrower, as the case may be, at their respective addresses set forth above or at such other address as either party may designate to the other in writing. Such communications will be effective upon deposit in the United States mail by certified mail, properly addressed with postage prepaid.

         5. All agreements, representations, warranties and covenants made by the Borrower and the Shareholder will survive the making of the Loan hereunder and will bind the parties, their successors and
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assigns, and inure to the benefit of the parties and their respective successors and assigns.

         6. If any provision of this Loan Agreement, or any covenant, stipulation, obligation, agreement, act, or action made, assumed, entered into, or taken is for any reason held to be illegal or invalid in any jurisdiction, such a legality or invalidity shall not affect any provision or any other covenant, stipulation, obligation, agreement, act, or action made, assumed, entered into, or taken, each of which shall be construed and enforced as if such a legal or invalid portion were not contained herein and shall not affect the enforceability of that provision in any other jurisdiction.

         IN WITNESS WHEREOF, this Loan Agreement is executed and sealed by the parties on the day and year first above written.


                                                CITY OF ERIE, by and through the
                                                ENTERPRISE DEVELOPMENT ZONE
                                                REVOLVING LOAN FUND
Attest:

                                                By: /s/ Joyce A. Savacchia
                                                    ----------------------------
/s/ James Klemm                                     Mayor
- --------------------------------
City Clerk
                                                By: /s/ Brenda A. Pundt
                                                    ----------------------------
                                                    City Controller


                                                BORROWER

                                                MCINNES STEEL COMPANY
Attest:
                                                By: Timothy M. Hunter, Treasurer
/s/ James E. Spoden, Asst. Secy.                    ----------------------------
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